COMSTOCK FUNDS, INC.
                         Supplement dated June 30, 2006
                     To the Prospectus dated August 28, 2005


THE FOLLOWING PARAGRAPH SUPPLEMENTS THE INFORMATION THAT IS CURRENTLY IN THE "INVESTORS ELIGIBLE FOR SALES CHARGE WAIVERS" SECTION ON PAGE 17 OF THE FUNDS' PROSPECTUS.

Effective June 30, 2006, the following are exempt from a sales charge: (a) Exchanges of Comstock Strategy Fund Class A and/or Class O Shares into Comstock Capital Value Fund Class A Shares; and (b) Investments made to achieve a minimum investment balance of $1,000 in an account.

THE "INVOLUNTARY REDEMPTION" SECTION ON PAGE 24 OF THE FUNDS' PROSPECTUS IS HEREBY DELETED AND REPLACED WITH THE FOLLOWING:

Effective June 30, 2006, the Funds may redeem all shares in your account (other than an IRA) if its value falls below $1,000. You will be notified in writing if the Funds initiate such action and allowed 45 days to increase the value of your account to at least $1,000. On June 30, 2006 the Strategy Fund notified all of its existing shareholders that the Fund would promptly redeem all accounts that are not increased to at least $1,000 by August 15, 2006. The Distributor will waive any CDSC in connection with an involuntary redemption.